Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer
pursuant to
18 U.S.C. Section 1350
adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the quarterly report of IEC Electronics Corp., (the "Company") on Form 10-Q for the quarterly period ended June 27, 2008 as filed with Securities and Exchange Commission on the date hereof (the "Report"), we, W. Barry Gilbert, Chief Executive Officer of the Company and Michael R. Schlehr, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1.) The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2.) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 30, 2008	/s/ W. Barry Gilbert
W. Barry Gilbert
Chairman and
Chief Executive Officer

Dated: July 30, 2008	/s/ Michael R. Schlehr
Michael R. Schlehr
Vice President and Chief Financial
Officer